Exhibit 99.1

October 30, 2025

NEWS RELEASE

FOR IMMEDIATE RELEASE

TEREX AND REV GROUP ANNOUNCE STRATEGIC MERGER, CREATING A LEADING SPECIALTY EQUIPMENT MANUFACTURER;

TEREX ANNOUNCES PLANS TO EXIT ITS AERIALS SEGMENT

•	Creates a scaled specialty equipment manufacturer with complementary, leading brands in attractive, low cyclical, highly resilient and growing end markets

•	Unlocks significant value-creating synergies of $75 million of run-rate value in 2028 with approximately 50% achieved twelve months after closing

•	Terex to pursue strategic options to exit its Aerials segment, further reducing its exposure to cyclical end markets

•	Resulting organization will feature low capital intensity, an attractive leverage profile, an efficient cost base with resilient and predictable earnings and free cash flow to enable profitability enhancing and growth investments

•	Companies to host a joint conference call today at 8:30 AM ET

October 30, 2025 – Norwalk, CT & Brookfield, WI. -- (BUSINESS WIRE) – Terex Corporation (NYSE: TEX) (“Terex”) and REV Group (NYSE: REVG) (“REV Group”) today announced that they have entered into a definitive merger agreement to merge in a stock and cash transaction (“the Merger”) to form a leading specialty equipment manufacturer.

The Merger will create a diversified leader in emergency, waste, utilities, environmental and materials processing equipment with attractive end markets characterized by low cyclicality, resilient demand and long-term growth profiles. With a substantial U.S. manufacturing footprint, the combined organization will be well-positioned to benefit from domestic demand growth.

Combining the complementary portfolios will unlock significant value-creating synergies totalling $75 million of run-rate value in 2028 with approximately 50% achieved 12 months after closing. Both Terex and REV Group have demonstrated their ability to successfully execute large integrations and deliver expected synergy value.

Today, Terex also announced that it will initiate a process to exit its Aerials segment, including the assessment of a potential sale or spin-off.

Upon closing of the Merger, Terex CEO, Simon Meester, will serve as President & Chief Executive Officer of the combined company, supported by a proven management team that reflects the strengths and capabilities of both organizations.

Simon Meester, Chief Executive Officer of Terex, commented:

“This transaction represents a transformative step for both companies. By combining our complementary portfolios and leveraging our collective strengths, we are creating a large-scale, diversified industrial leader well-positioned to capitalize on long-term secular growth trends. The transaction will unlock significant value for both Terex and REV Group shareholders and creates exciting opportunities for our team members and customers by strengthening our ability to invest in the combined business, innovate and deliver quality solutions.”

Mark Skonieczny, Chief Executive Officer of REV Group, commented:

“Joining forces with Terex is a natural evolution of our strategy of building a stronger, more profitable and scaled company by bringing together two highly respected organizations with shared values and a commitment to innovation, operational excellence, and customer success. We are beginning an exciting new chapter that will generate meaningful value for our shareholders, customers and employees.”

Strategic Rationale and Transaction Benefits

•	Complementary Portfolio of Specialty Equipment Businesses. As a combined company, Terex and REV Group will offer a diversified portfolio of emergency, waste, utilities, environmental and material processing equipment with attractive end markets characterized by low cyclicality, resilient demand and long-term growth.

•	Financial Strength and Flexibility. Together, Terex and REV Group will operate from a position of enhanced financial strength with an attractive leverage position, low capital intensity, and significant free cash flow to fuel growth. This strong financial foundation will support continued investment in growth while maintaining discipline and flexibility.

•	Enhanced Scale and Growth Profile. The transaction will enhance the combined company’s overall growth profile, creating a more diversified platform with multiple avenues for expansion. By combining complementary capabilities, the business is positioned for stronger, more sustainable growth over the long term.

•	Compelling Value Creation Through Synergies. The transaction will unlock significant value-creating synergies that enhance competitiveness and reduce operating costs with $75 million of run-rate value in 2028 and approximately 50% achieved twelve months after closing.

Merger Agreement

Under the terms of the agreement, which has been unanimously approved by the Boards of Directors of both companies, REV Group shareholders will receive, for each REV Group share, 0.9809 of a share of the combined company and $8.71 in cash ($425 million in total). Upon closing, Terex shareholders will own approximately 58%, while REV Group shareholders will own approximately 42%, of the combined company’s fully diluted shares on a pro forma basis. Following the close, the combined company will continue to be traded on the NYSE under the symbol TEX. Both parties expect to pay dividends in the ordinary course of business through closing.

The combined company is expected to have approximately $7.8 billion in net sales and an attractive combined Adjusted EBITDA margin of approximately 11% as of year-end 2025 excluding benefit of synergies. It is estimated that at closing the combined company would have a net debt to trailing twelve-month pro forma Adjusted EBITDA ratio of approximately 2.5x including run-rate synergies of $75 million, with the opportunity to de-lever further post-Aerials exit. The exchange ratio and the closing share prices for Terex and REV Group as of October 28, 2025 represent an implied total enterprise value of the combined company of approximately $9 billion. Excluding Aerials and including $75 million of synergies, it is estimated that the combined company would have an even stronger pro forma Adjusted EBITDA margin of approximately 14% for 2025.

Corporate Governance

Following the close, the board of the combined company will consist of 12 directors, of which 7 will be from the Terex board and 5 from the REV Group board.

Timing & Approvals

The transaction is expected to close in the first half of 2026, subject to approval by both companies’ shareholders, required regulatory clearance, and satisfaction of other customary closing conditions.

Merger Conference Call

Terex and REV Group will host a joint webcast and conference call for analysts and investors at 8:30 AM ET on Thursday, October 30, 2025 to discuss the Merger. To access the webcast, investors should go to https://investors.terex.com and https://investors.revgroup.com at least 15 minutes prior to the event. Slides for the webcast will be available on the website before the start of the call. The conference call can also be accessed by dialing 1.888.596.4144 (domestic) or +1.646.968.2525 (international) using Conference Call ID 9522342.

Advisors

Barclays is serving as exclusive financial advisor and Fried, Frank, Harris, Shriver & Jacobson LLP and Pryor Cashman LLP are serving as legal counsel to Terex. J.P. Morgan is serving as exclusive financial advisor and Davis Polk & Wardwell LLP is serving as legal counsel to REV Group.

About Terex

Terex Corporation is a global industrial equipment manufacturer of materials processing machinery, waste and recycling solutions, mobile elevating work platforms (MEWPs), and equipment for the electric utility industry. We design, build, and support products used in maintenance, manufacturing, energy, minerals and materials management, construction, waste and recycling, and the entertainment industry. We provide best-in-class lifecycle support to our customers through our global parts and services organization, and offer complementary digital solutions, designed to help our customers maximize their return on their investment. Certain Terex products and solutions enable customers to reduce their impact on the environment including electric and hybrid offerings that deliver quiet and emission-free performance, products that support renewable energy, and products that aid in the recovery of useful materials from various types of waste. Our products are manufactured in North America, Europe, and Asia Pacific and sold worldwide. For more information, please visit www.terex.com.

About REV Group

REV Group companies are leading designers and manufacturers of specialty vehicles and related aftermarket parts and services, which serve a diversified customer base, primarily in the United States, through two segments: Specialty Vehicles and Recreational Vehicles. The Specialty Vehicles Segment provides customized vehicle solutions for applications, including essential needs for public services (ambulances and fire apparatus) and commercial infrastructure (terminal trucks and industrial sweepers). REV Group Recreational Vehicle Segment manufactures a variety of RVs, from Class B vans to Class A motorhomes. REV Group's portfolio is made up of well-established principal vehicle brands, including many of the most recognizable names within their industry. REV Group trades on the NYSE under the symbol REVG.

Note Regarding Non-GAAP Measures

Terex and REV Group report their financial results in accordance with U.S. generally accepted accounting principles (“GAAP”). However, Terex and REV Group management believe that the evaluation of the combined company’s ongoing operating results may be enhanced by a presentation of Adjusted EBITDA, which is a non-GAAP financial measure. Adjusted EBITDA represents net income or net loss before depreciation and amortization, interest expense, and income taxes, as adjusted for certain non-recurring, one-time and other adjustments which Terex and REV Group believe are not indicative of underlying operating performance.

Terex and REV Group believe that the use of Adjusted EBITDA provides additional meaningful methods of evaluating certain aspects of the combined company’s operating performance from period to period on a basis that may not be otherwise apparent under GAAP when used in addition to, and not in lieu of, GAAP measures.

Cautionary Statement About Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933, which involve risks and uncertainties. Any statements about Terex’s and REV Group’s, or the combined company’s plans, objectives, expectations, strategies, beliefs, or future performance or events and any other statements to the extent they are not statements of historical fact are forward-looking statements. Words, phrases or expressions such as “will,” “creates,” “anticipate,” “believe,” “could,” “confident,” “continue,” “estimate,” “expect,” “forecast,” “hope,” “intend,” “likely,” “may,” “might,” “objective,” “plan,” “possible,” “potential,” “predict,” “project”, “target,” “trend” and similar words, phrases or expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. Forward-looking statements are based on information available and assumptions made at the time the statements are made. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by the forward-looking statements. Forward-looking statements in this communication include, but are not limited to, statements about the benefits of the transaction, including realization of synergies, low capital intensity, attractive leverage position, efficient cost base, predictability of earnings future financial and operating results, and free cash flow and the combined company’s plans, objectives, expectations and intentions, and other statements that are not historical facts.

The following transaction-related factors, among others, could cause actual results to differ materially from those expressed in or implied by forward-looking statements: the occurrence of any event, change, or other circumstance that could give rise to the right of one or both of the parties to terminate the definitive agreement between Terex and REV Group;  the possibility that the transaction does not close when expected or at all because required regulatory, shareholder, or other approvals and other conditions to closing are not received or satisfied on a timely basis or at all; the risk that the benefits from the transaction may not be fully realized or may take longer to realize than expected, including as a result of changes in, or problems arising from, general economic and market conditions, interest and exchange rates, monetary policy, trade policy (including tariff levels), laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which Terex and REV Group operate; any failure to promptly and effectively integrate the businesses of Terex and REV Group; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; reputational risk and potential adverse reactions of Terex’s or REV Group’s customers, employees or other business partners, including those resulting from the announcement, pendency or completion of the transaction; Terex’s issuance of additional shares of its capital stock in connection with the transaction; the risk that Terex’s exploration of strategic options to exit its Aerials segment may not be successful or that any transaction entered into with respect to Terex’s Aerials segment is not on favorable terms; and the diversion of management’s attention and time to the transaction and the exploration of strategic options with respect to the Aerials segment and from ongoing business operations and opportunities; and the outcome of any legal proceedings that may be instituted against REV Group or Terex in connection with the transaction.

Additional important factors relating to Terex and REV Group that could cause actual results to differ materially from those in forward-looking statements include, but are not limited to the risks and contingencies detailed in Terex’s and REV Group’s respective Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other filings with the U.S. Securities and Exchange Commission (the “SEC”).

These factors are not necessarily all of the factors that could cause Terex’s, REV Group’s or the combined company’s actual results, performance, or achievements to differ materially from those expressed in or implied by any forward-looking statements. Other unknown or unpredictable factors also could harm Terex’s, REV Group’s or the combined company’s results.

All forward-looking statements attributable to Terex, REV Group, or the combined company, or persons acting on Terex’s or REV Group’s behalf, are expressly qualified in their entirety by the cautionary statements set forth above. Forward-looking statements speak only as of the date they are made, and Terex and REV Group do not undertake or assume any obligation to update publicly any of these statements to reflect actual results, new information or future events, changes in assumptions, or changes in other factors affecting forward-looking statements, except to the extent required by applicable law. If Terex or REV Group updates one or more forward-looking statements, no inference should be drawn that Terex or REV Group will make additional updates with respect to those or other forward-looking statements. Further information regarding Terex, REV Group and factors that could affect the forward-looking statements contained herein can be found in Terex’s and REV Group’s respective Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and other filings with the SEC.

No Offer or Solicitation

This communication is not an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Important Information and Where to Find It

In connection with the proposed transaction, Terex will file with the SEC a Registration Statement on Form S-4 to register the shares of Terex common stock to be issued in connection with the transaction. The Registration Statement will include a joint proxy statement of Terex and REV Group that also constitutes a prospectus of Terex. The definitive joint proxy statement/prospectus will be sent to the shareholders of each of Terex and REV Group.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4 AND THE JOINT PROXY STATEMENT/PROSPECTUS WHEN THEY BECOME AVAILABLE, AS WELL AS ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTION OR INCORPORATED BY REFERENCE INTO THE JOINT PROXY STATEMENT/PROSPECTUS, BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION REGARDING Terex, REV Group, THE COMBINED COMPANY, the transaction and related matters.

Investors and security holders may obtain free copies of these documents and other documents filed with the SEC by Terex or REV Group through the website maintained by the SEC at http://www.sec.gov, from Terex at its website, www.Terex.com, or from REV Group at its website, www.revgroup.com (information included on or accessible through either of Terex’s or REV Group’s website is not incorporated by reference into this communication).

Reference to year is to fiscal year unless otherwise stated. Terex’s fiscal year end is December 31 and REV Group’s fiscal year end is October 31. References to the merged company’s fiscal year on a pro forma basis reflect these different fiscal years.

Participants in the Solicitation

Terex, REV Group, their respective directors and certain of their respective executive officers may be deemed to be participants in the solicitation of proxies in connection with the transaction under the rules of the SEC. Information about the interests of the directors and executive officers of Terex and REV Group and other persons who may be deemed to be participants in the solicitation of proxies in connection with the transaction and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the joint proxy statement/prospectus related to the transaction, which will be filed with the SEC. Information about the directors and executive officers of Terex and their ownership of Terex common stock can be found in the sections entitled “Executive Compensation Program”, “Executive Compensation Practices”, “Executive Compensation Components”, “Director Compensation”, “Executive Compensation Tables”, and “Security Ownership of Certain Beneficial Owners and Management” included in Terex’s definitive proxy statement in connection with its 2025 Annual Meeting of Stockholders, filed with the SEC on April 1, 2025; in the Form 3 and Form 4 statements of beneficial ownership and statements of changes in beneficial ownership filed with the SEC by Terex’s directors and executive officers; and in other documents subsequently filed by Terex with the SEC.  Information about the directors and executive officers of REV Group and their ownership of REV Group common stock is set forth in the sections entitled “Director Compensation”, “Security Ownership of Certain Beneficial Owners and Management”, and “Executive Compensation Tables” included in the definitive proxy statement for REV Group’s 2025 Annual Meeting of Stockholders, filed with the SEC on January 17, 2025; in the Form 3 and Form 4 statements of beneficial ownership and statements of changes in beneficial ownership filed with the SEC by REV Group’s directors and executive officers; and in other documents subsequently filed by REV Group with the SEC. Free copies of the documents referenced in this paragraph may be obtained as described above under the heading “Important Information and Where to Find It.”

Contacts

Terex Contact

Derek Everitt

VP, Investor Relations

derek.Everitt@terex.com

203-216-8524

REV Group Contacts

Drew Konop
VP, Investor Relations & Corporate Development
drew.konop@revgroup.com

262-957-4594

Julie Nuernberg

Sr. Director Marketing & Communications
julie.nuernberg@revgroup.com

262-389-8620